EXHIBIT 10(III)(A)(3)

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of June 15, 2004 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and ALBERT CONTE ("Executive").

W I T N E S S E T H:

WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of February 21, 2000 (hereinafter referred to as the "Agreement"); and

WHEREAS, Interpublic and Executive desire to amend the Agreement, effective as of February 21, 2004;

NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                1.          Section 1.01 of the Agreement shall be amended by deleting all words from "and ending on February 20, 2004" through "shall terminate"" and substituting therefor the words "and shall continue thereafter, subject to termination".

                2.          Section 3.01 of the Agreement shall be amended by deleting "Two Hundred Seventy-Five Thousand Dollars ($275,000)" and substituting "Three Hundred Fifty Thousand Dollars ($350,000)" therefor, and by adding the following at the end of the Section: "In addition, Executive is a party to an Executive Special Benefit Agreement with Interpublic pursuant to which Executive is receiving an annual deferral of Twenty-Five Thousand Dollars ($25,000)."

3. Paragraph 4.01 shall be amended by adding "and ESBA" following the words "base salary" in the second sentence.

4. A new Section 5.04 shall be added to the Agreement to read as follows:

"Executive shall receive an award, pursuant to Interpublic' s 2004 Long-Term Incentive Plan, of Interpublic restricted stock having an aggregate market value of One Hundred Thousand Dollars ($100,000) on the date of grant. In addition, as soon as practicable following execution of this Supplemental Agreement, Executive shall be entitled to an additional award of Interpublic restricted stock having an aggregate market value of Fifty Thousand Dollars ($50,000) on the date of grant, such grant being considered part of a normal award in combination with that described above, and a one-time grant of Interpublic restricted stock having an aggregate market value of Fifty Thousand Dollars ($50,000) on the date of grant. Executive shall be eligible for future grants of restricted stock commensurate with other executives at his level."

5. A new Section 5.05 shall be added to read as follows:

"Executive is a participant in Interpublic' s Capital Accumulation Plan pursuant to which he is entitled to receive an annual deferral of Fifty Thousand Dollars ($50,000) effective as of June 15, 2004."

6. A new Section 5.06 shall be added to read as follows:

                 "Executive shall receive an award of options to purchase Interpublic common stock which shall have an exercise price equal to an aggregate market value of One Hundred Thousand Dollars ($100,000) on the date of grant. Executive shall be eligible for future grants of options commensurate with other executives at his level."

7. Section 6.02 of the Agreement shall be amended to change "Ten Thousand Dollars ($10,000) per annum" to "Thirteen Thousand Dollars ($13,000) per annum".

Except as hereinabove amended, the Agreement shall continue in full force and effect.

This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Jeffrey Mook
Name: Jeffrey Mook
Title: Senior Vice President
Executive Compensation &
Benefits

/s/ Albert Conte
Albert Conte

EXHIBIT 10(III)(A)(4)

The Interpublic Capital Accumulation Plan

Participation Agreement

                                WHEREAS, Albert Conte (the "Participant") is a key executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by Interpublic' s Management Human Resources Committee to participate in The Interpublic Capital Accumulation Plan ("CAP");

WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Capital Accumulation Plan," which sets forth the basic terms and conditions of CAP (the "Plan Document"); and

                                WHEREAS, the Plan Document provides that certain details with regard to the Participant' s account and other rights and responsibilities under CAP are to be set forth in the Participant' s Participation Agreement;

NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:

1.

Effective Date.  This Participation Agreement shall be effective as of June 15, 2004 provided the Participant submits the executed Participation Agreement to Interpublic by July 15, 2004. If the Participant does not submit the executed Participation Agreement by such date, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2	Credit. The Participant' s annual dollar credit shall be $50,000 and shall be credited December 31 of each year if Participant is in the Plan on such date.

3.

Interest.  The annual interest rate for the calendar year in which the Effective Date set forth in paragraph 1 occurs is 4%. As stated in the Plan Document, interest first accrues on December 31 of the calendar year following the first year of Participation. The applicable interest rate can be adjusted (upward or downward) annually.

4.

Vesting.  Subject to paragraph 5, which sets forth the requirement to comply with non-competition and non-solicitation agreements, the Participant' s CAP account is scheduled to become fully vested on June 14, 2007 (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

5.

Non-Competition and Non-Solicitation.  For a period of two (2) years following the termination of the Participant' s employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant' s own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant' s termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant' s termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of any of the above provisions shall result in the forfeiture of all interest credited to the Participant' s account.

The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

6.

Payment Form Election.  Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic' s Human Resources Department at least 12 months before distribution under CAP is scheduled to begin), the Participant' s vested account balance shall be distributed in a lump sum.

If you would like to elect a payment form other than a lump sum, check below.

____ I elect to receive my vested account balance in monthly installments over 10 years.

____ I elect to receive my vested account balance in monthly installments over 15 years.

I understand that the installment forms described above are available only if I terminate employment after age 55, with at least five years of participation in CAP.

7.

Benefit Commencement Date.  As provided in the Plan Document, any election to commence distribution of the Participant' s account after the earliest commencement date permitted under the Plan Document must be received by Interpublic' s Human Resources Department at least 12 months before the otherwise applicable commencement date.

8.

Relationship to Plan Document.  This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

9.

Knowing and Voluntary Agreement.  The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

10.

Complete Statement.  This Participation Agreement shall be construed as a complete statement of the Participant' s rights under CAP. Any change to the terms of this Participation Agreement or to the Participant' s rights under CAP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.	Participant

BY: /s/ Jeffrey Mook	/s/ Albert Conte
Jeffrey Mook	Albert Conte
Senior Vice President,
Executive Compensation and Benefits

DATE: 6/25/04	DATE: 6/25/04

Return to Interpublic' s Law Department by July 15, 2004.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
BENEFICIARY DESIGNATION: Capital Accumulation Plan
__________________________________________________________________________________________
Participant' s Name_______________________________ Soc. Sec. No: _____________________________
Home Address _____________________________________________________________________________
City__________________________________ State ____________________________Zip________________
Date of Birth _____________________________ Daytime Telephone Number ____________________ Evening Telephone Number _____________________
❑ Please check box if your address has changed within the last year. ❑ I am married. ❑ I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):
1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).

1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse
If a party other than the participant' s spouse is named as Primary Beneficiary above, this designation is valid only if the participant' s spouse (if any) consents below to the participant' s designation of the Primary Beneficiary(ies) and only if the spouse' s consent is witnessed by a notary public.

I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary Beneficiary(ies) specified above.

____________________________________ _______________________ Spouse' signature Date

STATE OF ________________                          COUNTY OF: ______________                 ss:

On __________________________, before me personally came ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.

__________________________________
Notary Public                                                        My Commission Expires:

Execution of Beneficiary Designation
_________________________________________ _______________________________ Participant' s Signature Date

EXHIBIT 10(III)(A)(5)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                                AGREEMENT made as of January 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and ALBERT CONTE (hereinafter referred to as "Executive").

W I T N E S S E T H:

WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                                WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive' s employment by Interpublic or any of its subsidiaries;

NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                                1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                                1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive' s compliance with all the terms and conditions of this Agreement and Executive' s satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive' s annual compensation will be increased by Twenty Five Thousand Dollars ($25,000) if Executive is in the employ of the Corporation at that time.

                                1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Forty Eight Thousand Seven Hundred and Fifty Dollars ($48,750) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive' s death, and in equal monthly installment thereafter.

                                1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive' s sixty-first birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Forty Eight Thousand Seven Hundred and Fifty Dollars ($48,750) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive' s last day of employment, and in equal monthly installments thereafter.

                                1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive' s sixtieth birthday but prior to Executive' s sixty-first birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive' s last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment	Annual Rate
On or after 60th birthday but prior to 61st birthday	$42,900

                                1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                                1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive' s age and the state of Executive' s health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive' s designated beneficiary or any other person and that neither Executive nor Executive' s designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                                2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive' s sixtieth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Five Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive' s compliance with all the terms and conditions of this Agreement.

                                2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

                                2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                                2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                                3.01     Following the termination of Executive' s employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive' s own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                                4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                                5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive' s rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Jeffrey Mook
Name: Jeffrey Mook
Title: Senior Vice President, Executive
Compensation and Benefits

/s/ Albert Conte
Albert Conte

Signed as of 6/26/04

EXHIBIT 10(III)(A)(6)

EMPLOYMENT AGREEMENT

AGREEMENT made this _____ day of May 2004 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and NICHOLAS CYPRUS ("Executive").

In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

                  1.01     Subject to the terms and conditions set forth herein, Interpublic will employ Executive for the period beginning May 24, 2004 ("Commencement Date") and continuing thereafter until terminated in accordance with the provisions of Article VII hereof. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.") Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

2.01 During the term of employment, Executive will:

(i) Serve as Vice President, Controller and Chief Accounting Officer of Interpublic (the "Position");

(ii) Promote the interests of Interpublic and devote substantially his full business time and efforts to its business and affairs;

(iii) Perform such duties as Interpublic may from time to time assign to him commensurate with the Position; and

(iv) Serve in such additional offices of Interpublic as he may be elected or appointed to commensurate with the Position.

                  2.02     During the term of employment, Executive shall have the authority, duties and responsibilities commonly held by persons in the Position in similar companies and shall be provided with sufficient support and full access to information reasonably necessary for him to properly perform his duties.

ARTICLE III
Regular Compensation

                  3.01     Interpublic will compensate Executive for the duties performed by him hereunder, by (in addition to the other amounts and benefits due or provided herein) payment of a base salary at the rate of Four Hundred Fifty Thousand Dollars ($450,000) per annum, payable in equal installments, which Interpublic shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes.

                  3.02     Interpublic may at any time increase the base salary paid to Executive under this Article III if Interpublic in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic (as so increased, "Base Salary"). Base Salary may not be reduced.

ARTICLE IV
Bonuses; CAP

                  4.01     Executive will be eligible during the term of employment to participate in Interpublic' s Annual Management Incentive Plan, or any successor plan, in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible for an annual target award in an amount at least equal to fifty percent (50%) of his Base Salary; however the actual award, if any, shall be determined by Interpublic in good faith in accordance with the terms of the applicable plan and is currently based on profits and Executive' s individual performance. For calendar year 2004, Executive shall be guaranteed a minimum award in an amount equal to seventy-five percent (75%) of his target award , without pro-ration. The annual bonus award shall be paid when bonuses are paid to other executives.

                  4.02     Executive shall receive a sign-on bonus of One Million Eight Hundred Thirty Thousand Dollars ($1,830,000) to be paid within thirty (30) days of the Commencement Date. Such amount shall be repayable by Executive to Interpublic in full in the event his employment is terminated within two (2) years of the Commencement Date either (i) by Executive except for either "Good Reason" (as defined in Section 7.05 hereof) or death or (ii) by Interpublic for "Cause" (as defined in Section 7.04 hereof).

                  4.03     Executive shall be a participant in Interpublic' s Capital Accumulation Plan, pursuant to which he shall be entitled to an annual deferral of Eighty Thousand Dollars ($80,000) payable in accordance with the terms of a Participation Agreement dated as of the date hereof between Executive and Interpublic.

ARTICLE V
Interpublic Stock

                  5.01     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive a one-time award of shares of Interpublic Common Stock with an aggregate market value of One Million Dollars ($1,000,000) on the date of grant under the Long-Term Incentive Plan (the "LTIP"). Such shares will be subject to vesting in three (3) equal annual tranches on the first, second and third anniversaries of the grant date.

                  5.02     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive under the LTIP a one time award of options to purchase shares of Interpublic Common Stock, with an aggregate Black-Scholes value (using a Black Scholes ratio of fifty percent (50%) to determine an options value) of Six Hundred Thousand Dollars ($600,000) on the date of grant. One-third (1/3) of the options will be exercisable after the first anniversary of the grant date, an additional one-third (1/3) will be exercisable after the second anniversary of the grant date and the final one-third (1/3) will be exercisable after the third anniversary of the grant date through the tenth anniversary of the date of grant.

                  5.03     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive under the LTIP, such shares of Interpublic restricted stock as shall have an aggregate market value of Two Hundred Fifty Thousand Dollars ($250,000) on the date of grant. Such shares will be subject to a three-year vesting from the grant date.

                  5.04     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive under the LTIP such options to purchase shares of Interpublic Common Stock, as shall have an aggregate Black-Scholes value of Two Hundred Fifty Thousand Dollars ($250,000) on the date of grant (using a Black-Scholes ratio of fifty percent (50%) to determine an option' s value). Such options shall vest in thirds on the second, third and fourth anniversaries of the grant date.

                  5.05     For purposes of this Article V, "market value" of a share of stock for purposes of calculating the Black-Scholes value shall be based on the average of the high and low price of a share of Interpublic common stock on the date of grant.

                  5.06     During the term of employment, Executive will continue to be eligible for annual awards of stock and options and other incentives in amounts consistent with those awarded to other key executives of Interpublic.

ARTICLE VI
Other Employment Benefits

                  6.01     Executive shall be eligible to participate in such other employee benefits and equity programs as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

                  6.02     Employee will be entitled to annual paid time off, in accordance with Interpublic' s policies and procedures, but not less than 28 days per calendar year, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic. Vacation will be pro-rated for 2004.

                  6.03     Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

                  6.04     Executive shall be entitled to a perquisites allowance of Forty-Five Thousand Dollars ($45,000) per annum, payable in accordance with Interpublic' s policies, which Executive may use for, among other things, car services (except that Executive shall be reimbursed separately for car services used in connection with business travel) and financial planning. Executive shall also be eligible for all perquisite programs made available to other key management executives by Interpublic (other than financial planning at Five Thousand Dollars ($5,000) and car allowance).

6.05 Executive shall be eligible to participate in Interpublic' s Executive Medical Plus Plan.

                  6.06     Interpublic will continue to pay the annual premium and provide Executive with a full gross-up, so that he has no after tax cost, for Executive' s current death benefit under his ATT Executive Life Insurance Policy, a copy of which has been provided to Interpublic, through his sixty fifth (65th) birthday whether or not he is then employed by Interpublic or the reason or basis for any termination, provided he shall not be entitled to such payment after a termination for "Cause".

                  6.07     Interpublic will provide or reimburse Executive for post-termination personal and family medical coverage to age sixty-five (65) (or, if he dies prior to age 65, until he would have been 65) at a level comparable with the coverage being provided by Interpublic to its active employees. Such coverage will not be provided in the event this Agreement is terminated by Interpublic for "cause", but will be provided in all other situations and will be structured at the time of separation and in a way so that neither Executive nor his family will be taxed on the benefits or premiums. This continuation of medical coverage will be secondary to any medical coverage provided to Executive by any future employer to the extent legally permissible.

ARTICLE VII
Termination

7.01 At any time, Interpublic may terminate the active employment of Executive hereunder without Cause by giving Executive notice in writing at any time specifying a termination date:

               (i)       In this event Executive' s active employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter continue to pay him his base salary during the Severance Period defined as follows: The Severance Period shall be twenty-four (24) months if Executive is terminated on or before the second anniversary of the Commencement Date and twelve (12) months if the termination is after the second anniversary.

               (ii)      During the Severance Period, Executive will remain on payroll as an employee and will be entitled to receive all employee benefits (including continued vesting of equity grants) accorded to him prior to termination, provided, that such benefits shall cease upon such date that Executive commences employment with another employer offering similar benefits (the "Payroll Date") and all amounts payable after the Payroll Date under this Section 7.01 shall be paid directly to Executive but not as an employee.

               (iii)     In addition to the amounts set forth in Sections 7.01(i) and (ii), during the Severance Period, Executive shall be entitled to payment of bonus amounts when bonuses are otherwise payable. For purposes of this Section 7.01(iii), bonus amounts paid for each full or partial fiscal year during the Severance Period will be based on the annual target amount for the year of termination. In addition, for the year in which the termination occurs bonus amounts will be pro-rated at the target amount through the date of termination.

               (iv)      Executive shall be promptly paid any accrued amounts, including any unpaid Base Salary, any unpaid bonus for any prior completed fiscal year, any accrued but unused vacation and any unreimbursed business expenses and shall be paid or provided any benefits or amounts in accordance with any equity, benefit or payroll plan or program in accordance with their terms (collectively "Accrued Obligations").

               (v)      If the payment under Section 4.02 or the grants under Sections 5.01 or 5.02 have not been paid or made, as the case may be, at the time of termination, such payment shall be promptly made and the value of such grants promptly paid to Executive.

7.02 The amounts due under Section 7.01 shall be paid without any obligation to mitigate and shall not be offset by any other amounts earned by Executive.

                  7.03     Executive may at any time give notice in writing to Interpublic specifying a termination date not less than forty-five (45) days after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice; provided, however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive his compensation and to participate in all benefit plans for which an employee at Executive' s level is eligible. Interpublic may require that Executive not come in to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

                  7.04     Notwithstanding the provisions of Section 7.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means the following:

               (i)       Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon notice of same by Interpublic, which breach, if capable of being cured, has not been cured within twenty-one (21) business days after such notice (it being understood and agreed that a breach of Section 8.01 hereof, among others, shall be deemed not capable of being cured).

               (ii)      Executive' s absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any thirty (30) consecutive business days (other than on account of (x) permitted vacation, (y) illness, disability or other physical or mental incapacity, or (z) authorized leave in accordance with Interpublic' s policies and procedures) without the consent of Interpublic' s Chief Executive Officer.

               (iii)     Misappropriation by Executive of funds or property of Interpublic (provided that good faith disputes, or good faith careless errors, as to reimbursable expenses or matters involving incidental property (such as, for example, pads or pens) shall not be grounds for such termination) or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement or other policies of Interpublic) and not fairly disclosed to and approved by Interpublic' s Chief Executive Officer.

(iv) Gross negligence or willful misconduct, in either case of a material nature, on the part of Executive in the performance of his duties as an employee of Interpublic;

(v) A felony conviction of Executive (other than as a result of a traffic violation or vicarious liability).

                  Upon a termination for Cause, Interpublic shall pay Executive his Accrued Obligations and Executive shall not be entitled to any bonus with respect to the year of termination, or, except as otherwise specified herein, to any other payments hereunder.

                  7.05     Executive may terminate his active employment with Interpublic for "Good Reason" by giving Interpublic written notice of the termination, setting forth in reasonable detail the specific conduct of Interpublic that constitutes Good Reason. A termination of employment by the Executive for Good Reason shall be effective on the 21st business day following the date the notice is given, unless Interpublic cures the conduct giving rise to Good Reason prior to that date. "Good Reason" means:

               (i)       The assignment to Executive of any duties inconsistent in any material respect with Section 2.01, or any other action by Interpublic that results in a material diminution in the Executive' s position or authority, duty, titles, responsibilities, or reporting requirements other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and which is promptly corrected;

               (ii)      Any material breach by Interpublic of any provision of this Agreement (including without limitation Section 2.02, Articles III, IV, V, VI, or X of this Agreement), other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and which is promptly corrected; or

(iii) Any change in Executive' s title; or

(iv) Any relocation of the Executive' s principal business location to a location other than Manhattan; or

(v) A failure of the Committee to timely make the grants pursuant to Article V hereof.

In the event of a termination for Good Reason, all of the compensation, benefits and perquisites and other provisions provided by Section 7.01 and Section 7.02 shall apply as if Executive were terminated without Cause by Interpublic.

                  7.06     In the event the active employment of Executive is terminated by Interpublic pursuant to Section 7.01 or by Executive pursuant to Section 7.05, Interpublic Restricted Shares provided in Section 5.01 then held by Executive shall vest in full as of the active termination date provided in the termination notice, except that if such date is within twelve (12) months of the grant date such shares shall vest on the day after the one-year anniversary of the grant date provided further that such date is prior to the Payroll Date. Options provided in Section 5.02 shall continue to vest until the Payroll Date and shall fully vest on the Payroll Date. They shall be exercisable after the Payroll Date based on the Payroll Date being his last day of employment.

                  7.07     It is understood that Executive is entering into an Executive Severance Agreement ("ESA") with Interpublic, as of today' s date. That Agreement will govern the terms and conditions of a termination of Executive' s employment with Interpublic as a result of a change in control, as defined in the ESA.

                  7.08     Executive' s employment shall end upon his death and Interpublic may terminate Executive' s employment upon written notice given while Executive remains disabled after he has incurred a Disability. Executive shall be deemed to have incurred a Disability if he has not been able to perform his material duties for six (6) consecutive months because of physical or mental incapacity. Upon such termination Executive shall be entitled to receive his Accrued Obligations and a pro rata bonus based on actual results for the year of termination, as well as any unpaid bonus under Section 4.02. Until death or actual termination for Disability, Executive shall be entitled to receive his full compensation and benefits hereunder. Restricted Stock and Options held by Executive shall vest in full upon his death or Disability provided that Executive has held such shares or options for a period of one (1) year.

                  7.09     Notwithstanding anything else herein, upon any termination for any reason or no reason and whether by Interpublic or Executive, Executive shall be entitled to his rights as specified on Sections 6.06 and 6.07 and any and all rights to indemnification and directors' and officers' liability insurance coverage.

ARTICLE VIII
Covenants

                  8.01     While Executive is employed hereunder by Interpublic he shall not, without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company and may be involved in charitable activities. Furthermore, Interpublic hereby consents to Executive' s supervisory role and other limited involvement with various real estate investment properties owned by him and members of his family and with the PCAOB Advisory Committee and the Board of Directors of The Committee of Sponsoring Organizations.

                  8.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder, provided the foregoing shall not limit compliance with legal process or regulatory inquiry or disclosure to outside Company advisors or to other employees or the Board of Interpublic.

                  8.03     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic. The foregoing shall not apply to Executive' s rolodex and similar address books.

                  8.04     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                  8.05     During any period in which payments are being made to Executive pursuant to Section 7.01 above (the "Severance Period") or for a period of one (1) year following the termination of Executive' s employment hereunder for any reason, whichever is later, Executive shall not: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees, provided that the foregoing shall not prevent Executive from serving as a requested reference or be violated by general advertising not specifically targeted at the employees of Interpublic or (b) directly or indirectly solicit or handle on Executive' s own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client' s need, desire or receptiveness to services offered by Interpublic is known by Executive as a part of his employment with Interpublic, provided the foregoing shall not prevent Executive from serving in a financial capacity with any entity that might do any of the foregoing so long as he is not personally involved in doing so. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                  8.06     If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                  8.07     Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                  8.08     Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive' s services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to enter into and carry out the provisions of this Employment Agreement.

8.09 Interpublic represents and warrants that the officer executing this Agreement has the full right, power and authority to do so on behalf of Interpublic.

ARTICLE IX
Arbitration

                  9.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive' s employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. The prevailing party in any such arbitration, as determined by the arbitrator, may be awarded its attorney' s fees and costs in the discretion of the arbitrator, provided that the arbitrator shall not make any award against the Executive unless he finds Executive' s position overall to have been frivolous or taken in bad faith.

ARTICLE X
Assignment

                  10.01    This Agreement shall be binding upon and enure to the benefit of the successors and permitted assigns of Interpublic and the Executive. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void, except that upon Executive' s death any payments hereunder (including any remaining severance) shall be paid to his estate. Interpublic may assign the Agreement only to a successor to all or substantially all of its business and then only if such successor promptly delivers to Executive a written assumption of Interpublic' s obligations hereunder.

ARTICLE XI
Agreement Entire

                  11.01    This Agreement along with an Executive Severance Agreement and Capital Accumulation Plan Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. This Agreement may not be changed orally, but only by a writing executed by the party to be charged.

                  11.02    Interpublic agrees to pay up to Fifteen Thousand Dollars ($15,000) in legal fees incurred in connection with providing legal services to Executive in connection with the negotiation and preparation of this Agreement.

                  11.03    Interpublic shall indemnify and hold harmless Executive (including advancement of legal fees) in accordance with the By-laws of the Corporation. With regard to him serving as an officer and employee of Interpublic, Interpublic shall cover Executive under directors' and officers' liability insurance in the highest amount it covers any other officers or directors both during employment and thereafter while liability may exist for activities during his period of employment.

ARTICLE XII
Applicable Law

12.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of law.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Christopher J. Coughlin
Name: Christopher J. Coughlin
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer

/s/ Nicholas Cyprus
Nicholas Cyprus

EXHIBIT 10(III)(A)(7)

EXECUTIVE SEVERANCE AGREEMENT

                         This AGREEMENT ("Agreement") dated May 24, 2004, by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Nicholas Cyprus (the "Executive").

W I T N E S S E T H

                         WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                         WHEREAS, the Company is willing to accord such assurance provided that, should the Executive' s employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

NOW, THEREFORE, in consideration of the Executive' s continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                         Section 1.1   Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                         Section 1.2   Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic' s shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity' s voting securities; (d) Interpublic' s stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic' s stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                         Section 1.3   Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company' s expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic' s Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                         Section 1.4   Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive' s rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive' s activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive' s termination for Cause or death or from the Executive' s resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive' s Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

Section 1.5 Disability. For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                         Section 2.1   Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                         Section 2.2   MICP.  The Plan Amount in respect of the Company' s Management Incentive Compensation Plans ("MICP") and/or the 2002 Performance Incentive Plan ("2002 PIP") or its successor shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP and/or the 2002 PIP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP and/or the 2002 PIP that were deferred prior to the Change of Control and any interest equivalents thereon.

                         Section 2.3   Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                         Section 2.4   Stock Incentive Plans.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 2002 Performance Incentive Plan or its successor shall be governed by that Plan and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                         Section 3.1   Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive' s Base Amount shall equal the average of the Executive' s Includable Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive' s Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive' s services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive' s election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option, restricted stock or long-term incentive plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive' s election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or the 2002 PIP in that year but deferred to a subsequent year and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                         Section 3.2   MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) or the 2002 PIP ("Incentive Award") in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by the fraction of the Termination Year preceding the Termination Date.

ARTICLE IV
TAX MATTERS

                         Section 4.1   Withholding.  The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                         Section 4.2   Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive' s liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                         Section 5.1   Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                         Section 5.2   Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company' s contesting the validity, the enforceability or the Executive' s interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                         Section 5.3   Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                         Section 5.4   Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                         Section 5.5   Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination, (except for the amount due under Sections 7.01(iv) and (v), 7.06 and 7.09 of Executive' s Employment Agreement. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                         Section 5.6   Benefit of Bonus Plans   Except as otherwise provided in this Agreement (including, but not limited to, under the exception in Section 5.5 hereof) or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive' s Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                         Section 5.7   Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company' s potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                         Section 5.8   Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

Section 5.9 Designated Number. For purposes of this Agreement, the Designated Number shall be two (2.0).

                         Section 5.10  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                         Section 6.1   Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive' s employment with the Company for any reason prior to a Change of Control; (c) the Company' s termination of the Executive' s employment for Cause or death, the Executive' s compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive' s resignation for other than Good Reason, following a Change of Control and the Company' s and the Executive' s fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                         Section 6.2   Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                         Section 6.3   Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                         Section 6.4   Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                         Section 6.5   Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                         Section 6.6   Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

Section 6.7 Amendment. No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                         Section 6.8   Waivers.  No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                         Section 6.9   Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

Section 6.10 Captions. The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

Section 6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Christopher J. Coughlin
Name: Christopher J. Coughlin
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer

/s/ Nicholas Cyprus
Nicholas Cyprus

EXHIBIT 10(III)(A)(8)

The Interpublic Capital Accumulation Plan

Participation Agreement

                         WHEREAS, Nicholas Cyprus (the "Participant") is a key executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by Interpublic' s Management Human Resources Committee to participate in The Interpublic Capital Accumulation Plan ("CAP");

WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Capital Accumulation Plan," which sets forth the basic terms and conditions of CAP (the "Plan Document"); and

                         WHEREAS, the Plan Document provides that certain details with regard to the Participant' s account and other rights and responsibilities under CAP are to be set forth in the Participant' s Participation Agreement;

NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:

1.

Effective Date.  This Participation Agreement shall be effective as of May 15, 2004, provided the Participant submits the executed Participation Agreement to Interpublic by June 15, 2004. If the Participant does not submit the executed Participation Agreement by such date, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2.	Credit. The Participant' s annual dollar credit shall be $80,000 and shall be credited December 31 of each year if Participant is in the Plan on such date.

3.

Interest.  The annual interest rate for the calendar year in which the Effective Date set forth in paragraph 0 occurs is 4.25%. As stated in the Plan Document, interest first accrues on December 31 of the calendar year following the first year of Participation. The applicable interest rate can be adjusted (upward or downward) annually.

4.

Vesting.  Subject to paragraph 5, which sets forth the requirement to comply with non-competition and non-solicitation agreements, the Participant' s CAP account is scheduled to become fully vested on May 14, 2007 (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

5.

Non-Competition and Non-Solicitation. For a period of two (2) years following the termination of the Participant' s employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant' s own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant' s termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant' s termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of any of the above provisions shall result in the forfeiture of all interest credited to the Participant' s account.

The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

6.

Payment Form Election.  Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic' s Human Resources Department at least 12 months before distribution under CAP is scheduled to begin), the Participant' s vested account balance shall be distributed in a lump sum.

If you would like to elect a payment form other than a lump sum, check below.

____ I elect to receive my vested account balance in monthly installments over 10 years.

____ I elect to receive my vested account balance in monthly installments over 15 years.

I understand that the installment forms described above are available only if I terminate employment after age 55, with at least five years of participation in CAP.

7.

Benefit Commencement Date.  As provided in the Plan Document, any election to commence distribution of the Participant' s account after the earliest commencement date permitted under the Plan Document must be received by Interpublic' s Human Resources Department at least 12 months before the otherwise applicable commencement date.

8.

Relationship to Plan Document.  This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

9.

Knowing and Voluntary Agreement.  The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

10.

Complete Statement.  This Participation Agreement shall be construed as a complete statement of the Participant' s rights under CAP. Any change to the terms of this Participation Agreement or to the Participant' s rights under CAP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.	Participant

BY: /s/ Christopher J. Coughlin	/s/ Nicholas Cyprus
Christopher J. Coughlin	Nicholas Cyprus
Executive Vice President, Chief
Operating Officer and Chief
Financial Officer

DATE:	DATE: 5/26/04

Return to Interpublic' s Law Department by June 15, 2004.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
BENEFICIARY DESIGNATION: Capital Accumulation Plan
__________________________________________________________________________________________
Participant' s Name_______________________________ Soc. Sec. No: _____________________________
Home Address _____________________________________________________________________________
City__________________________________ State ____________________________Zip________________
Date of Birth _____________________________ Daytime Telephone Number ____________________ Evening Telephone Number _____________________
❑ Please check box if your address has changed within the last year. ❑ I am married. ❑ I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):
1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).
1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse
If a party other than the participant' s spouse is named as Primary Beneficiary above, this designation is valid only if the participant' s spouse (if any) consents below to the participant' s designation of the Primary Beneficiary(ies) and only if the spouse' s consent is witnessed by a notary public.

I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary Beneficiary(ies) specified above.

____________________________________ _______________________
Spouse' signature Date

STATE OF ________________                          COUNTY OF: ______________                 ss:

On __________________________, before me personally came ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.

__________________________________
Notary Public                                               My Commission Expires:

Execution of Beneficiary Designation
________________________________________ ________________________________
Participant' s Signature Date

EXHIBIT 10(III)(A)(9)

EMPLOYMENT AGREEMENT

AGREEMENT made as of July 13, 2004 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and MICHAEL ROTH ("Executive").

In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

          1.01     Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning July 13, 2004 ("Commencement Date") and continuing thereafter, subject to termination in accordance with the provisions of Article VII hereof. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.") Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

2.01 During the term of employment, Executive will:

(i) Serve as Chairman of Interpublic;

(ii) Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to their business and affairs;

(iii) Perform such duties as Interpublic may from time to time assign to him;
(iv) Serve in such other offices of Interpublic as he may be elected or appointed to.

ARTICLE III
Regular Compensation

          3.01     Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Nine Hundred Fifty Thousand Dollars ($950,000) per annum, payable in equal installments, which Interpublic shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes.

          3.02     Executive' s compensation will be subject to periodic reviews in accordance with Interpublic' s policies. Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

          4.01     Executive will be eligible during the term of employment to participate in Interpublic' s Annual Management Incentive Plan, or any successor plan, in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible for a target award equal to one hundred thirty-three percent (133%) of his base salary. The actual award, if any, may vary from zero percent (0%) to one hundred fifty percent (150%) of target, and shall be determined by Interpublic based on profits, Executive' s individual performance, and management discretion.

ARTICLE V
Interpublic Stock

          5.01     As soon as administratively feasible after full execution of this Agreement, Interpublic will grant to Executive such number of shares of Interpublic Common Stock as shall have an aggregate market value of One Million and Fifty Thousand Dollars ($1,050,000) on the date of grant. Such shares will be subject to a three-year vesting restriction from the date of grant.

          5.02     As soon as administratively feasible after full execution of this Agreement, Interpublic will grant to Executive options to purchase shares of Interpublic Common Stock as shall have an aggregate expected value of One Million and Fifty Thousand Dollars ($1,050,000) on the date of grant. Such options will vest in thirds on each of the second, third and fourth anniversaries of the date of grant.

          5.03     Beginning in 2005, and concurrent with grants to the executive team, Executive shall participate in the Company' s long-term incentive programs with a total expected annual award value at target of Two Million One Hundred Thousand Dollars ($2,100,000). Such award shall be provided in a manner consistent with those provided to the executive team and may comprise stock options, restricted stock, performance-based restricted stock or another form of incentive at the Compensation Committee' s discretion. Awards will be subject to performance and vesting terms and conditions consistent with those generally required of the executive team.

ARTICLE VI
Other Employment Benefits

          6.01     Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

          6.02     Employee will be entitled to annual paid time off, in accordance with Interpublic' s policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

          6.03     Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

6.04 Executive shall be entitled to an automobile allowance of Ten Thousand Dollars ($10,000) per annum, which shall cover all car-related expenses and parking.

6.05 Executive shall be entitled to a club allowance of Twenty Thousand Dollars ($20,000) per annum, which shall cover all club-related expenses.

6.06 Executive shall be eligible to participate in the Executive Medical Plus Plan, and shall receive an annual financial planning allowance of Two Thousand Five Hundred Dollars ($2,500).

6.07 Executive shall participate in Interpublic' s Capital Accumulation Plan, with an annual contribution of One Hundred Thousand Dollars ($100,000).

ARTICLE VII
Termination

7.01 Interpublic may terminate the employment of Executive hereunder:

           (i)       By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive' s employment hereunder shall terminate on the date specified in such notice, or

           (ii)      By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive' s employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month' s salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

           (iii)     During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

          7.02     Notwithstanding the provisions of Section 7.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify Interpublic, and (a) in the event that Executive' s salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 7.01, Interpublic shall be relieved of any obligation to make payments under Section 7.01, or (b) in the event Executive' s new compensation shall be less than the salary portion of payments to be made under Section 7.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 7.01 of this Agreement, all such payments shall cease upon commencement of such employment.

          7.03     Executive may at any time give notice in writing to Interpublic specifying a termination date not less than three (3) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice. Provided however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive' s level is eligible, but not to receive any bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come in to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

          7.04     Notwithstanding the provisions of Section 7.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means the following:

           (i)       Any material breach by Executive of any provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

           (ii)      Executive' s absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any thirty (30) consecutive business days (other than on account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic' s policies and procedures) without the consent of the Interpublic Board of Directors;

           (iii)     The acceptance by Executive, prior to the effective date of Executive' s voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

           (iv)     Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Interpublic Board of Directors;

(v) Fraud, dishonesty, disloyalty, gross negligence, or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

(vi) A felony conviction of Executive; or

           (vii)    Executive' s engaging, during the term of employment, in activities which are prohibited by federal, state, or local laws, or Interpublic or Interpublic' s policy, prohibiting discrimination or harassment based on age, sex, race, religion, disability, national origin or any other protected category.

          Upon a termination for Cause, Interpublic shall pay Executive his salary through the date of termination of employment, and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VIII
Covenants

          8.01     While Executive is employed hereunder by Interpublic he shall not, without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

          8.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

          8.03     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

          8.04     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

          8.05     During any period in which payments are being made to Executive pursuant to Section 7.01 above (the "Severance Period") and for a period of one (1) year following either the end of the Severance Period or the termination of Executive' s employment hereunder for any reason, whichever is later, Executive shall not:  (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive' s own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client' s need, desire or receptiveness to services offered by Interpublic is known by Executive as a part of his employment with Interpublic. In addition, during the Severance Period, Executive shall not accept any form of employment (including as an advisor, consultant or otherwise) with an employer that is in competition with the business of the Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent Executive from earning a living.

          8.06     If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

          8.07     Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

          8.08     Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive' s services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to enter into and carry out the provisions of this Employment Agreement.

ARTICLE IX
Arbitration

          9.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive' s employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. The prevailing party in any such arbitration shall be entitled to receive attorney' s fees and costs.

ARTICLE X
Assignment

          10.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE XI
Agreement Entire

          11.01     This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XII Applicable Law

12.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Timothy Sompolski
Timothy Sompolski
Executive Vice President,
Human Resources

/s/ Michael Roth
Michael Roth

EXHIBIT 10(III)(A)(10)

EXECUTIVE SEVERANCE AGREEMENT

                        This AGREEMENT ("Agreement") dated July 13, 2004, by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Michael I. Roth (the "Executive").

W I T N E S S E T H

                        WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                        WHEREAS, the Company is willing to accord such assurance provided that, should the Executive' s employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

NOW, THEREFORE, in consideration of the Executive' s continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                        Section 1.1.  Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within three years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                        Section 1.2.  Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic' s shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity' s voting securities; (d) Interpublic' s stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic' s stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                        Section 1.3.   Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company' s expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic' s Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                        Section 1.4.   Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive' s rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive' s activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive' s termination for Cause or death or from the Executive' s resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive' s Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

Section 1.5. Disability. For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                        Section 2.1.  Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                        Section 2.2.  MICP.  The Plan Amount in respect of the Company' s Management Incentive Compensation Plans ("MICP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP that were deferred prior to the Change of Control and any interest equivalents thereon.

                        Section 2.3.  Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                        Section 2.4.  Stock Incentive Plans.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the MICP shall be governed by those Plans and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                        Section 3.1.  Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within three years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive' s Base Amount shall equal the average of the Executive' s Includable Compensation for the three whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive' s Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive' s services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive' s election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive' s election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP in that year but deferred to a subsequent year and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                        Section 3.2.  MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date.

ARTICLE IV
TAX MATTERS

                        Section 4.1.  Withholding.   The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                        Section 4.2.  Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive' s liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                        Section 5.1.  Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                        Section 5.2.  Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company' s contesting the validity, the enforceability or the Executive' s interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                        Section 5.3.  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                        Section 5.4.  Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                        Section 5.5.  Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                        Section 5.6.  Benefit of Bonus Plans.  Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive' s Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                        Section 5.7.  Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company' s potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                        Section 5.8.  Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

Section 5.9. Designated Number. For purposes of this Agreement, the Designated Number shall be three (3.0).

                        Section 5.10.  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                        Section 6.1.  Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive' s employment with the Company for any reason prior to a Change of Control; (c) the Company' s termination of the Executive' s employment for Cause or death, the Executive' s compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive' s resignation for other than Good Reason, following a Change of Control and the Company' s and the Executive' s fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                        Section 6.2.  Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                        Section 6.3.  Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                        Section 6.4.  Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                        Section 6.5.  Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                        Section 6.6.  Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l114 Avenue of the Americas, New York, New York l0036, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

Section 6.7. Amendment. No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                        Section 6.8.  Waivers.  No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                        Section 6.9.  Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

Section 6.10. Captions. The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

                        Section 6.11.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Jeffrey K. Mook
Jeffrey K. Mook

/s/ Michael I. Roth
Michael I. Roth

Signed as of 7/27/04

EXHIBIT 10(III)(A)(11)

EMPLOYMENT AGREEMENT

AGREEMENT made as of July 6, 2004 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic" or "Company") and TIMOTHY A. SOMPOLSKI ("Executive").

In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

            1.01      Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning July 6, 2004 ("Commencement Date") and continuing thereafter, subject to termination in accordance with the provisions of Article VII hereof. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.")

ARTICLE II
Duties

2.01 During the term of employment, Executive will:

(i) Serve as Executive Vice President, Human Resources of Interpublic;

(ii) Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to its business and affairs;

(iii) Perform such duties as Interpublic may from time to time assign to him consistent with the responsibilities of an Executive Vice President;

(iv) Serve in such other offices of Interpublic as he may be elected or appointed to; and

(v) Report to the Chief Executive Officer, President of Interpublic.

ARTICLE III
Regular Compensation

            3.01      Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Five Hundred Fifty Thousand Dollars ($550,000) per annum, payable in equal installments, which Interpublic shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes.

            3.02      Executive' s compensation will be subject to periodic reviews in accordance with Interpublic' s policies. Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic. Executive' s salary, if increased, will not be reduced from such increased amount, except with Executive' s consent or in the event that there is a reduction in the salary of all key management employees of Interpublic at Executive' s level.

ARTICLE IV
Bonuses

            4.01      Executive will be eligible during the term of employment to participate in Interpublic' s Annual Management Incentive Plan, or any successor plan, in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible for a target award equal to seventy-five percent (75%) of his base salary. The actual award, if any, may vary from zero percent (0%) to one hundred fifty percent (150%) of target, and shall be determined by Interpublic based on Company performance, Executive' s individual performance, and management discretion. For calendar year 2004, Executive' s award shall be pro-rated and guaranteed at a minimum amount of Two Hundred and Six Thousand Two Hundred Fifty Dollars ($206,250).

            4.02      Within thirty (30) days of the Commencement Date, Executive will receive a sign-on bonus of One Hundred Thousand Dollars ($100,000). The sign-on bonus will be repaid in full by Executive in the event his employment with Interpublic is terminated by the Company for Cause (as defined in Section 7.04 hereof) or by the Executive without Good Reason (as defined in Section 7.05 hereof) within his first twenty-four (24) months of employment.

ARTICLE V
Interpublic Stock

            5.01      As soon as administratively feasible after full execution of this Agreement, but no later than October 1, 2004, Interpublic will grant to Executive such number of shares of Interpublic Common Stock as shall have an aggregate market value of Four Hundred Thousand Dollars ($400,000) on the date of grant. Such shares will be subject to a three-year vesting restriction from the date of grant.

            5.02      As soon as administratively feasible after full execution of this Agreement, but no later than October 1, 2004, Interpublic will grant to Executive options to purchase shares of Interpublic Common Stock as shall have an aggregate expected value of Four Hundred Thousand Dollars ($400,000), based on a Black-Scholes ratio equal to or less than 50%, on the date of grant. Such options will vest in thirds on each of the second, third and fourth anniversaries of the date of grant.

            5.03      Beginning in 2005, and concurrent with grants to the executive team, Executive shall participate in the Company' s long-term incentive programs with a total expected annual award value at target of Eight Hundred Thousand Dollars ($800,000). Such award shall be provided in a manner consistent with those provided to the executive team and may comprise stock options, restricted stock, performance-based restricted stock or another form of incentive at the Compensation Committee' s discretion. Awards will be subject to performance and vesting terms and conditions consistent with those generally required of the executive team.

ARTICLE VI
Other Employment Benefits

            6.01      Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

6.02 Employee will be annually entitled to twenty-five (25) days paid time off, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

            6.03      Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

6.04 Executive shall be entitled to a monthly automobile allowance of Ten Thousand Dollars ($10,000) per annum, which shall cover all car-related expenses and parking.

            6.05      Executive shall be entitled to a club allowance of Ten Thousand Dollars ($10,000) which shall be paid in the first month of each year and which shall cover all club-related expenses. Substantiation of all expenses related to club membership will be provided by Executive in accordance with Interpublic' s policies.

6.06 Executive shall participate in the Executive Medical Plus Plan at Executive' s election.

6.07 Executive shall participate in Interpublic' s Capital Accumulation Plan, with an annual contribution of Seventy-Five Thousand Dollars ($75,000).

            6.08      Executive shall be reimbursed annually by Interpublic for financial planning in accordance with the financial planning reimbursement program available to similarly situated senior executives, but no less than Two Thousand Five Hundred ($2,500) per year.

            6.09      Executive shall be entitled to reimbursement of legal expenses incurred in connection with preparation of this Agreement and other employment-related agreements up to a maximum of Seven Thousand Five Hundred Dollars ($7,500).

ARTICLE VII
Termination

7.01 Interpublic may terminate the employment of Executive hereunder:

            (i)       By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive' s employment hereunder shall terminate on the date specified in such notice, or

            (ii)      By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive' s employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay to him a lump sum cash payment equal to (i) the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice and (ii) a pro-rated target bonus (as provided for in Section 4.01 hereof) based on the number of full and partial months between the date on which such notice is given and the termination date. Such lump sum cash payment shall be paid to Executive on the termination date.

            (iii)     During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

            7.02      Executive shall have no obligation to obtain other employment after termination. However, if Executive does obtain other employment (including work as a consultant, independent contractor or establishing his own business) during the 12-month period following the date the notice of termination was given, then Executive will promptly notify Interpublic and (a) in the event that Executive' s salary and other non-contingent compensation payable to Executive in connection with his new employment relating to the 12-month period following the date the notice of termination was given ("new compensation") shall equal or exceed the salary portion of the amount paid by Interpublic under Section 7.01(ii), Executive shall repay to Interpublic the amount of such salary payments that had been paid to him under Section 7.01(ii), or (b) in the event Executive' s new compensation shall be less than the salary portion of the amount paid by Interpublic under Section 7.01(ii), Executive shall repay to Interpublic an amount equal to the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 7.01 of this Agreement, all such payments shall cease upon commencement of such employment.

            7.03      Executive may at any time give notice in writing to Interpublic specifying a termination date not less than one (1) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice. Provided however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive' s level is eligible, but not to receive any bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come in to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

            7.04      Notwithstanding the provisions of Section 7.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means the following:

            (i)       Any material breach by Executive of any provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) business days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

            (ii)      Executive' s absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any thirty (30) consecutive business days (other than on account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic' s policies and procedures or applicable law) without the consent of the Interpublic Board of Directors;

            (iii)     The acceptance by Executive, prior to the effective date of Executive' s voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

            (iv)     Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Interpublic Board of Directors;

(v) Fraud, gross negligence, or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

(vi) A felony conviction of Executive; or

            (vii)      Executive' s engaging, during the term of employment, in activities which are prohibited by federal, state, or local laws, or Interpublic or Interpublic' s policy, prohibiting discrimination or harassment based on age, sex, race, religion, disability, national origin or any other protected category.

            Upon a termination for Cause, Interpublic shall pay Executive his salary through the date of termination of employment, and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

            7.05      Executive may terminate his employment with the Corporation for "Good Reason" by giving the Company written notice of the termination, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason. A termination of employment by Executive for Good Reason shall be effective on the 21st business day following the date the notice is given, unless the Company cures the conduct giving rise to Good Reason prior to that date. "Good Reason" means:

            (i)       the assignment to Executive of any duties inconsistent in any material respect with Section 2.01, or any other action by the Company that results in a material diminution in Executive' s position or authority, duty, titles, responsibilities, or reporting requirements other than an isolated, insubstantial and inadvertent action that is not taken in bad faith;

(ii) any relocation of Executive' s principal business location to a location other than the New York Metropolitan area (within fifty (50) miles of Manhattan); or

(iii) any breach by Interpublic of a material term of this Agreement.

In the event of a termination for Good Reason, all of the compensation, benefits and perquisites provided by Section 7.01 shall apply as if Executive were terminated by the Company.

ARTICLE VIII
Covenants

            8.01      While Executive is employed hereunder by Interpublic he shall not, without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

            8.02      Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

            8.03      All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

            8.04      All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

            8.05      During any period in which payments are being made to Executive pursuant to Section 7.01 above (the "Severance Period") and for a period of one (1) year following either the end of the Severance Period or the termination of Executive' s employment hereunder for any reason, whichever is later, Executive shall not: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive' s own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic and with whom Executive had contact during his employment with Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client' s need, desire or receptiveness to services offered by Interpublic is known by Executive as a part of his employment with Interpublic. In addition, during the Severance Period, Executive shall not accept any form of employment (including as an advisor, consultant or otherwise) with an employer that is in competition with the business of the Interpublic, working in the same capacity and providing the same or similar services to those he was providing to Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent Executive from earning a living.

            8.06      If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

            8.07      Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

ARTICLE IX
Arbitration

            9.01      Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive' s employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 13.01 hereof, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. The prevailing party in any such arbitration shall be entitled to receive reasonable attorney' s fees and costs.

ARTICLE X
Assignment

            10.01      This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE XI
Agreement Entire

            11.01      This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XII Applicable Law

12.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Christopher J. Coughlin
Christopher J. Coughlin
Executive Vice President, Chief
Operating Officer

/s/ Timothy A. Sompolski
Timothy A. Sompolski

EXHIBIT 10(III)(A)(12)

EXECUTIVE SEVERANCE AGREEMENT

                          This AGREEMENT ("Agreement") dated July 6, 2004 by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Tim Sompolski(the "Executive").

W I T N E S S E T H

                         WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                         WHEREAS, the Company is willing to accord such assurance provided that, should the Executive' s employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

NOW, THEREFORE, in consideration of the Executive' s continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                         Section 1.1.  Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                         Section 1.2.  Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic' s then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic' s shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity' s voting securities; (d) Interpublic' s stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic' s stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                         Section 1.3.  Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company' s expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic' s Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                         Section 1.4.  Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive' s rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive' s activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive' s termination for Cause or death or from the Executive' s resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive' s Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

Section 1.5. Disability. For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                         Section 2.1.  Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                         Section 2.2.  MICP.  The Plan Amount in respect of the Company' s Management Incentive Compensation Plans ("MICP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP that were deferred prior to the Change of Control and any interest equivalents thereon.

                         Section 2.4.  Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                         Section 2.5.  Stock Incentive Plans.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 1986 Stock Incentive Plan, the 1996 Stock Incentive Plan, the 1997 Performance Incentive Plan, the 2002 Performance Incentive Plan and the 2004 Performance Incentive Plan, shall be governed by those Plans and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                         Section 3.1.  Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive' s Base Amount shall equal the average of the Executive' s Includable Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive' s Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive' s services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive' s election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive' s election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or a Long-Term Performance Incentive Plan or the 2004 PIP in that year but deferred to a subsequent year, the amount of deferred compensation for the year in lieu of which benefits are provided the Executive under Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                         Section 3.2.  MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive' s individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater.

ARTICLE IV
TAX MATTERS

                         Section 4.1.  Withholding.  The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                         Section 4.2.  Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive' s liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                         Section 5.l.  Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                         Section 5.2.  Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company' s contesting the validity, the enforceability or the Executive' s interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                         Section 5.3.  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                         Section 5.4.  Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                         Section 5.5.  Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                         Section 5.6.  Benefit of Bonus Plans.  Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive' s Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                         Section 5.7.  Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company' s potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                         Section 5.8.  Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

Section 5.9. Designated Number. For purposes of this Agreement, the Designated Number shall be two (2.0).

                         Section 5.10.  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                         Section 6.l.  Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive' s employment with the Company for any reason prior to a Change of Control; (c) the Company' s termination of the Executive' s employment for Cause or death, the Executive' s compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive' s resignation for other than Good Reason, following a Change of Control and the Company' s and the Executive' s fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                         Section 6.2.  Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                         Section 6.3.  Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                         Section 6.4.  Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                         Section 6.5.  Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                         Section 6.6.  Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

Section 6.7. Amendment. No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                         Section 6.8.  Waivers.  No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                         Section 6.9.  Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

Section 6.l0. Captions. The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

                         Section 6.ll.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Christopher J. Coughlin
Christopher J. Coughlin

/s/ Tim Sompolski
Tim Sompolski

Signed as of _________________, 2004

EXHIBIT 10(III)(A)(13)

The Interpublic Capital Accumulation Plan

Participation Agreement

                                WHEREAS, Timothy A. Sompolski (the "Participant") is a key executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by Interpublic' s Management Human Resources Committee to participate in The Interpublic Capital Accumulation Plan ("CAP");

WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Capital Accumulation Plan," which sets forth the basic terms and conditions of CAP (the "Plan Document"); and

                                WHEREAS, the Plan Document provides that certain details with regard to the Participant' s account and other rights and responsibilities under CAP are to be set forth in the Participant' s Participation Agreement;

NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:

1.

Effective Date.  This Participation Agreement shall be effective as of July 6, 2004 provided the Participant submits the executed Participation Agreement to Interpublic by August 6, 2004. If the Participant does not submit the executed Participation Agreement by such date, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2.	Credit. The Participant' s annual dollar credit shall be $75,000 and shall be credited December 31 of each year if Participant is in the Plan on such date.

3.

Interest.  The annual interest rate for the calendar year in which the Effective Date set forth in paragraph 0 occurs is 4%. As stated in the Plan Document, interest first accrues on December 31 of the calendar year following the first year of Participation. The applicable interest rate can be adjusted (upward or downward) annually.

4.

Vesting.  Subject to paragraph 0, which sets forth the requirement to comply with non-competition and non-solicitation agreements, the Participant' s CAP account is scheduled to become fully vested on July 5, 2007 (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

5.

Non-Competition and Non-Solicitation. For a period of two (2) years following the termination of the Participant' s employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant' s own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant' s termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant' s termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of any of the above provisions shall result in the forfeiture of all interest credited to the Participant' s account.

The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic' s legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

6.

Payment Form Election.  Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic' s Human Resources Department at least 12 months before distribution under CAP is scheduled to begin), the Participant' s vested account balance shall be distributed in a lump sum.

If you would like to elect a payment form other than a lump sum, check below.

____ I elect to receive my vested account balance in monthly installments over 10 years.

X I elect to receive my vested account balance in monthly installments over 15 years.

I understand that the installment forms described above are available only if I terminate employment after age 55, with at least five years of participation in CAP.

7.

Benefit Commencement Date.  As provided in the Plan Document, any election to commence distribution of the Participant' s account after the earliest commencement date permitted under the Plan Document must be received by Interpublic' s Human Resources Department at least 12 months before the otherwise applicable commencement date.

8.

Relationship to Plan Document.  This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

9.

Knowing and Voluntary Agreement.  The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

10.

Complete Statement.  This Participation Agreement shall be construed as a complete statement of the Participant' s rights under CAP. Any change to the terms of this Participation Agreement or to the Participant' s rights under CAP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.	Participant

BY: /s/ Christopher J. Coughlin	/s/ Timothy A. Sompolski
Christopher J. Coughlin	Timothy A. Sompolski
Executive Vice President, Chief
Operating Officer

DATE: 7/10/04	DATE: 7/10/04

Return to Interpublic' s Law Department by August 6, 2004.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
BENEFICIARY DESIGNATION: Capital Accumulation Plan
__________________________________________________________________________________________
Participant' s Name_______________________________ Soc. Sec. No: _____________________________
Home Address _____________________________________________________________________________
City__________________________________ State ____________________________Zip________________
Date of Birth _____________________________ Daytime Telephone Number ____________________ Evening Telephone Number _____________________
❑ Please check box if your address has changed within the last year. ❑ I am married. ❑ I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):

1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).

1.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
2.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
4.	Name	Relationship	Date of Birth	Percentage Share*
1.	Address	Relationship	Social Security No.	Relationship
Total=100%

*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse

If a party other than the participant' s spouse is named as Primary Beneficiary above, this designation is valid only if the participant' s spouse (if any) consents below to the participant' s designation of the Primary Beneficiary(ies) and only if the spouse' s consent is witnessed by a notary public.

I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary Beneficiary(ies) specified above.

____________________________________ _______________________ Spouse' signature Date

STATE OF ________________                          COUNTY OF: ______________                 ss:

On __________________________, before me personally came ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.

__________________________________
Notary Public                                               My Commission Expires:

Execution of Beneficiary Designation
________________________________________ _______________________________ Participant' s Signature Date

EXHIBIT 10(III)(A)(14)

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of June 30, 2004 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and ROBERT THOMPSON ("Executive").

W I T N E S S E T H:

WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of October 1, 2003 (hereinafter referred to as the "Agreement"); and

WHEREAS, Interpublic and Executive desire to amend the Agreement effective as of July 1, 2004;

NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1.     Paragraph 2.01 of the Agreement is hereby amended by deleting "Senior Vice President of Finance, reporting to the Chief Operating Officer of Interpublic" therefrom and substituting "Executive Vice President, Chief Financial Officer, reporting to the Chief Executive Officer and President" therefor.

          2.     Paragraph 3.01 of the Agreement is hereby amended by deleting "Four Hundred Fifty Thousand Dollars ($450,000) per annum" therefrom and substituting "Five Hundred Fifty Thousand Dollars ($550,000)" therefor.

3. Paragraph 4.01 of the Agreement is amended to read in its entirety as follows:

          "Executive will be eligible during the term of employment to participate in the Annual Incentive Compensation Plan of Interpublic, in accordance with the terms and conditions of the Plan established from time to time. Executive' s target award is seventy-five percent (75%) of his annual base salary. Executive' s award may vary from zero percent (0%) to one hundred fifty percent (150%) of the target award, provided however, that the actual award, if any, shall be determined by Interpublic and shall be based on the Company' s performance, Executive' s individual performance, and management discretion."

4. "A new Section 5.02 shall be added to read as follows:

           "Beginning in 2005, and concurrent with grants to the executive team, Executive shall participate in the Company' s long-term incentive programs with a total expected annual award value at target of Eight Hundred Thousand Dollars ($800,000). Such award shall be provided in a manner consistent with those provided to the executive team and may comprise stock options, restricted stock, performance-based restricted stock or another form of incentive at the Compensation Committee' s discretion. Awards will be subject to performance and vesting terms and conditions consistent with those generally required of the executive team."

5. A new Section 5.03 shall be added to read as follows:

          "As soon as practicable following full execution of this Supplemental Agreement, Executive shall be granted such shares of Interpublic restricted stock as shall have an aggregate market value of One Hundred Fifty Thousand Dollars ($150,000) on the date of grant. Such shares shall be subject to a three-year vesting."

Except as hereinabove amended, the Agreement shall continue in full force and effect.

This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Jeffrey Mook
Jeffrey Mook
Senior Vice President, Compensation
And Benefits

/s/ Robert Thompson
Robert Thompson